EXHIBIT 10.11

                             STOCK OPTION AGREEMENT

     AGREEMENT, made as of the 31st day of March, 1998, between BIG CITY BAGELS, INC., a New York corporation ("Company"), and MARK WEINREB ("Director" or "Holder").

     WHEREAS, pursuant to the Company's 1996 Performance Equity Plan ("Plan"), on March 31st of each calendar year, each person who is then a director of the Company is to be awarded an option (the "Option") to purchase an aggregate of 10,000 of the authorized but unissued or treasury shares of the common stock of the Company, $.001 par value ("Common Stock"), on the terms and conditions set forth in this Agreement and subject to provisions of the Plan (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the
Plan); and

     WHEREAS, the Director desires to acquire said Option on the terms and conditions set forth in this Agreement:

     IT IS AGREED:

1. Grant of Stock Option. The Company hereby grants Director the Option to purchase all or any part of an aggregate of 10,000 shares of Common Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

2. Nonincentive Stock Option. The Option represented hereby is a nonqualified stock option not intended to qualify under any section of the Internal Revenue Code of 1986, as amended.

3. Exercise Price. The exercise price of the Option shall be $0.9375 per share, subject to adjustment as hereinafter provided.

4. Exercisability. This Option is exercisable, subject to the terms and conditions of the Plan and this Agreement, at any time from and after the date hereof, and it shall remain exercisable until the close of business on March 30, 2008 (the "Exercise Period").

5. Withholding Tax. Not later than the date as of which an amount first must be included in the gross income of Director for Federal income tax purposes with respect to the Option, Director may be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payments or arrangements with the Company, if such payments or arrangements are required, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Director from the Company.

6.        Adjustments.

     (a) In the event of a stock split, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company as a whole, the Board of Directors of the Company shall make equitable, proportionate adjustments in the number and kind of shares covered by the Option and in the option price hereunder.

     (b) In the event of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by subsection (a) hereof or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), the Holder shall have the right thereafter (until the expiration of the right of exercise of this Option) to receive upon the exercise hereof after such event, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation by a holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Option immediately prior to such event. The provisions of this subsection (b) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.


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7.   Method of Exercise.

     7.1. Notice to the Company. The Option shall be exercised in whole or in part by written notice in the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

     7.2. Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to Director as soon as practicable after payment therefor.

     7.3. Payment of Purchase Price.

     7.3.1. Cash Payment. Director shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

     7.3.2. Cashless Payment. The Company, in its sole discretion, may allow Director to use Common Stock of the Company owned by him to pay the purchase price for the Option Shares (and any required withholding taxes) by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the Fair Market Value, as defined below.

     7.3.3. Fair Market Value. "Fair Market Value", unless otherwise required by any applicable provision of the Internal Revenue Code of 1986, as amended, or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of exercise in accordance with Section 7.3.2, above, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of exercise in accordance with Section 7.3.2, above, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Company shall determine, in good faith.

8. Nonassignability. The Option shall not be assignable or transferable, without the consent of the Company, except by will or by the laws of descent and distribution in the event of the death of Director. No transfer of the Option by Director by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

9. Company Representations. The Company hereby represents and warrants to Director that:

          (i) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

          (ii) the Option Shares, when issued and delivered by the Company to Director in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

10. Director Representations. Director hereby represents and warrants to the Company that:

          (i) he is acquiring the Option and shall acquire the Option Shares for his own account and not with a view towards the distribution thereof;

          (ii) he has received a copy of the Plan as in effect as of the date of this Agreement;


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          (iii)he has received a copy of all reports and  documents  required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its shareholders;

          (iv) he understands that he must bear the economic risk of the invest ment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

          (v) in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (iii) above;

          (vi) he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

          (vii)the certificates evidencing the Option Shares shall bear the following legend:

               "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

         (viii)the agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company.

11.  Restriction on Transfer of Option Shares.

     (a) Anything in this Agreement to the contrary notwithstanding, Director hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) Director has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

     (b) Anything in this Agreement to the contrary notwithstanding, Director hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company.

12.  Miscellaneous.

     12.1. Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

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     12.2.  Conflicts  with  Plan.  In  the  event  of a  conflict  between  the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

     12.3. Director and Stockholder Rights. Director shall not have any of the rights of a shareholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Director any right to a continued directorship position with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate such directorship in accordance with the provisions regarding such termination set forth in the Company's Certificate of Incorporation and By-laws and/or under applicable laws of the State of New York.

     12.4. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

     12.5. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by Director and the Company.

     12.6. Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

     12.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

     12.8. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.


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     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

BIG CITY BAGELS, INC.                   Address:  99 Woodbury Road
                                                  Hicksville, New York  11801

By:   ------------------------------
       Jerry Rosner, President
         and Chief Operating Officer



DIRECTOR:                              Address:


-----------------------------------            -------------------------------
           MARK WEINREB


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
                                                                      EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

-------------------------
           DATE

Big City Bagels, Inc.
99 Woodbury Road
Hicksville, New York  11801

Attention:  The Board of Directors

                     Re:      Purchase of Option Shares

Gentlemen:

     In accordance with my Stock Option Agreement dated as of March 31, 1998 with Big City Bagels, Inc. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $.001 per share ("Common Stock").

     As payment for my shares, enclosed is (check and complete applicable box[es]):

          |_| a [personal check] [certified check] [bank check] payable to the order of "Big City Bagels, Inc." in the sum of $_________;

          |_| confirmation of wire transfer in the amount of $_____________; and/or

          |_| with the consent of the Company, a certificate for ___________ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in Section 7.3.3 of the Stock Option Agreement) of $_________.

     I hereby represent and warrant to, and agree with, the Company that:

          (i) I am acquiring the Option and shall acquire the Option Shares for my own account, for investment, and not with a view towards the distribution thereof;

          (ii) I have received a copy of the Plan and all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its shareholders;

          (iii)I  understand   that  I  must  bear  the  economic  risk  of  the
               investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

          (iv) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

          (v) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

          (vi) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

          (vii)the certificates evidencing the Option Shares shall bear the following legend:

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



               "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."


Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

_____________________________________     ____________________________________
(Signature)                               (Address)

_____________________________________     ____________________________________
(Print Name)

                                          ____________________________________
                                          (Social Security Number)





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